UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2026

NET POWER INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40503	98-1580612
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11700 Katy Freeway, Suite 700

Houston, Texas 77079

(Address of principal executive offices, including zip code)

(888) 323-6797

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NPWR	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock at a price of $11.50 per share	NPWR-WT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported in the Current Report on Form 8-K filed by NET Power Inc. (the “Company”) on September 3, 2026 (the “Prior Report”), on August 31, 2026, Net Power, LLC, an indirect subsidiary of the Company (the “Purchaser”), acquired the position of EMPower USA, LLC (“EMPower”) as “Owner” under the Engineering, Procurement and Construction Agreement dated December 15, 2025 with Saulsbury Industries, Inc. (“Saulsbury”) (as amended, the “EPC Agreement”), and Saulsbury consented to the assignment in a Consent to Assignment and Acknowledgment dated as of August 27, 2026 (the “Consent”).

Under the Consent, the deadline for the Purchaser to deliver the full notice to proceed under the EPC Agreement (the “FNTP”) and to make the Mobilization Payment described in the Prior Report was October 15, 2026. If the FNTP is not delivered and the Mobilization Payment is not made by the deadline, either party may terminate the EPC Agreement, and the Purchaser must then pay Saulsbury $3.5 million (the “Termination Payment”) in full satisfaction of Saulsbury’s claims arising from the termination.

On October 16, 2026, the Purchaser and Saulsbury entered into an Agreement to Extend FNTP Date, effective as of October 15, 2026 (the “Extension Agreement”). The parties continue to negotiate the post-closing change order to the EPC Agreement described in the Prior Report (the “Fourth Amendment”) and a limited notice to proceed under the EPC Agreement (the “LNTP”). The Extension Agreement extends the deadline for delivery of the FNTP and the Mobilization Payment (as the Fourth Amendment and the LNTP may revise that payment) from October 15, 2026 to March 31, 2027. It also defers the Termination Payment, on the condition that, on or before November 15, 2026, the Purchaser and Saulsbury execute the Fourth Amendment and the LNTP and the Purchaser makes the payments required under the LNTP.

If the Fourth Amendment and the LNTP are not both executed, or the payments required under the LNTP are not made, on or before November 15, 2026, for any reason, including a decision by either party to discontinue negotiations, the Purchaser must pay the Termination Payment within ten days after receiving Saulsbury’s written demand and invoice. If both are executed and those payments are made by that date, the Termination Payment is further deferred until March 31, 2027, and becomes payable on the same terms if the Purchaser does not deliver the FNTP and make the Mobilization Payment by that date. Except as described above, the Consent remains unmodified.

Other than under the EPC Agreement, the Consent, the Extension Agreement and the other agreements described in the Prior Report and the transactions contemplated by them, there is no material relationship between Saulsbury, on the one hand, and the Company or any of its affiliates, on the other hand.

The foregoing description of the Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Extension Agreement, a copy of which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including statements regarding the negotiation, execution and terms of the Fourth Amendment and the LNTP, the delivery of the FNTP and the funding of the Mobilization Payment, and the payment or further deferral of the Termination Payment. Words such as anticipates, believes, expects, intends, plans, seeks, estimates, targets, projects, may, will, could, should and similar expressions identify forward-looking statements, although not all forward-looking statements contain those words.

Forward-looking statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties and changes in circumstances that are difficult to predict and many of which are outside the Company’s control. Actual results may differ materially. These risks include the failure to reach agreement on the Fourth Amendment or the LNTP on acceptable terms by November 15, 2026 or at all, or to make the payments required under the LNTP, in which case the Termination Payment would become payable; the failure to deliver the FNTP and make the Mobilization Payment by March 31, 2027, in which case the Termination Payment would become payable, the EPC Agreement may be terminated, the consideration paid to EMPower would not be refundable and the Company may not recover some or all of the amounts paid toward the Wärtsilä equipment; the Company’s ability to fund its commitments under the EPC Agreement and the LNTP, and the absence of any committed equipment or project-level financing, customer funding or partner capital other than the cost reimbursement arrangement with a prospective customer previously announced on August 24, 2026, which is subject to approval procedures, exclusions and an aggregate cap; the absence of a final investment decision; and the risks described under Item 1A, Risk Factors, in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in its subsequent Quarterly Reports on Form 10-Q, each as filed with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date of this report. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2026	NET POWER INC.

	By:	/s/ Daniel J. Rice IV
	Name:	Daniel J. Rice IV
	Title:	Chief Executive Officer